Exhibit 99.3

ConocoPhillips

                                        SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                   Millions of Dollars
                                  -------------------------------------------------------------------------------------
                                                    2006                                        2007
                                  -----------------------------------------  ------------------------------------------
                                  1st Qtr  2nd Qtr 3rd Qtr 4th Qtr    YTD    1st Qtr  2nd Qtr  3rd Qtr  4th Qtr   YTD
                                  =========================================  ==========================================

  Income (Loss) from Continuing
   Operations
  U.S. E&P                          1,181    1,300     995     872   4,348       916    1,055                    1,971
  International E&P                 1,372    2,004     909   1,215   5,500     1,413   (3,459)                  (2,046)
  -------------------------------------------------------------------------  ------------------------------------------
  Total E&P                         2,553    3,304   1,904   2,087   9,848     2,329   (2,404)                     (75)
  -------------------------------------------------------------------------  ------------------------------------------

  Midstream                           110     108      169     89      476        85      102                      187
  -------------------------------------------------------------------------  ------------------------------------------

  U.S. R&M                            297    1,433    1,444    741   3,915       896    1,879                    2,775
  International R&M                    93      275       20    178     566       240      479                      719
  -------------------------------------------------------------------------  ------------------------------------------
  Total R&M                           390    1,708    1,464    919   4,481     1,136    2,358                    3,494
  -------------------------------------------------------------------------  ------------------------------------------

  LUKOIL Investment                   249      387     487     302   1,425       256      526                      782

  Chemicals                           149      103     142      98     492        82       68                      150

  Emerging Businesses                   8      (12)     11       8      15        (1)     (12)                     (13)

  Corporate and Other                (168)    (412)   (301)   (306) (1,187)     (341)    (337)                    (678)

  -------------------------------------------------------------------------  ------------------------------------------
  Consolidated                      3,291    5,186   3,876   3,197  15,550     3,546      301                    3,847
  =========================================================================  ==========================================

  Cumulative Effect of Accounting
   Changes
  U.S. E&P                              -        -       -      -        -         -        -                        -
  International E&P                     -        -       -      -        -         -        -                        -
  -------------------------------------------------------------------------  ------------------------------------------
  Total E&P                             -        -       -      -        -         -        -                        -
  -------------------------------------------------------------------------  ------------------------------------------

  Midstream                             -        -       -      -        -         -        -                        -
  -------------------------------------------------------------------------  ------------------------------------------

  U.S. R&M                              -        -       -      -        -         -        -                        -
  International R&M                     -        -       -      -        -         -        -                        -
  -------------------------------------------------------------------------  ------------------------------------------
  Total R&M                             -        -       -      -        -         -        -                        -
  -------------------------------------------------------------------------  ------------------------------------------

  LUKOIL Investment                     -        -       -      -        -         -        -                        -

  Chemicals                             -        -       -      -        -         -        -                        -

  Emerging Businesses                   -        -       -      -        -         -        -                        -

  Corporate and Other                   -        -       -      -        -         -        -                        -

  -------------------------------------------------------------------------  ------------------------------------------
  Consolidated                          -        -       -      -        -         -        -                        -
  =========================================================================  ==========================================

  Income (Loss) from Discontinued
   Operations Corporate and Other       -        -       -      -        -         -        -                        -
  =========================================================================  ==========================================


  Net Income (Loss)
  U.S. E&P                          1,181    1,300     995     872   4,348       916    1,055                    1,971
  International E&P                 1,372    2,004     909   1,215   5,500     1,413   (3,459)                  (2,046)
  -------------------------------------------------------------------------  ------------------------------------------
  Total E&P                         2,553    3,304   1,904   2,087   9,848     2,329   (2,404)                     (75)
  -------------------------------------------------------------------------  ------------------------------------------

  Midstream                           110      108     169      89     476        85      102                      187
  -------------------------------------------------------------------------  ------------------------------------------

  U.S. R&M                            297    1,433   1,444     741   3,915       896    1,879                    2,775
  International R&M                    93      275      20     178     566       240      479                      719
  -------------------------------------------------------------------------  -----------------------------------------
  Total R&M                           390    1,708   1,464     919   4,481     1,136    2,358                    3,494
  -------------------------------------------------------------------------  ------------------------------------------

  LUKOIL Investment                   249      387     487     302   1,425       256      526                      782

  Chemicals                           149      103     142      98     492        82       68                      150

  Emerging Businesses                   8      (12)     11       8      15        (1)     (12)                     (13)

  Corporate and Other                (168)    (412)   (301)   (306) (1,187)     (341)    (337)                    (678)

  -------------------------------------------------------------------------  ------------------------------------------
  Consolidated                      3,291    5,186   3,876   3,197  15,550     3,546      301                    3,847
  =========================================================================  ==========================================

                                                                                                    Page 1 of 12

ConocoPhillips

                             INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                 Millions of Dollars
                                 --------------------------------------------------------------------------------------
                                                  2006                                          2007
                                 --------------------------------------------------------------------------------------
                                  1st Qtr  2nd Qtr 3rd Qtr 4th Qtr    YTD    1st Qtr  2nd Qtr  3rd Qtr  4th Qtr   YTD
                                 =========================================== ==========================================


Income from Continuing
 Operations Before Income Taxes
U.S. E&P                            1,853    2,062   1,598   1,380    6,893    1,425    1,627                    3,052
International E&P                   2,862    3,814   3,460   2,948   13,084    2,894   (1,976)                     918
---------------------------------------------------------------------------- ------------------------------------------
Total E&P                           4,715    5,876   5,058   4,328   19,977    4,319     (349)                   3,970
---------------------------------------------------------------------------- ------------------------------------------

Midstream                             173      187     214     150      724      132      156                      288
---------------------------------------------------------------------------- ------------------------------------------

U.S. R&M                              512    2,260   2,282   1,195    6,249    1,400    2,891                    4,291
International R&M                     112      343     107     222      784      218      633                      851
---------------------------------------------------------------------------- ------------------------------------------
Total R&M                             624    2,603   2,389   1,417    7,033    1,618    3,524                    5,142
---------------------------------------------------------------------------- ------------------------------------------

LUKOIL Investment                     257      398     496     311    1,462      262      542                      804

Chemicals                             209      134     191     128      662      107       80                      187

Emerging Businesses                     9      (20)     14      11       14       (3)     (20)                     (23)

Corporate and Other                  (190)    (496)   (425)   (428)  (1,539)    (369)    (415)                    (784)

---------------------------------------------------------------------------- ------------------------------------------
Consolidated                        5,797    8,682   7,937   5,917   28,333    6,066    3,518                    9,584
============================================================================ ==========================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                             36.3%    37.0%   37.7%   36.8%    36.9%    35.7%    35.2%                    35.4%
International E&P                    52.1%    47.5%   73.7%   58.8%    58.0%    51.2%       -                        -
---------------------------------------------------------------------------- ------------------------------------------
Total E&P                            45.9%    43.8%   62.4%   51.8%    50.7%    46.1%       -                        -
---------------------------------------------------------------------------- ------------------------------------------

Midstream                            36.4%    42.2%   21.0%   40.7%    34.3%    35.6%    34.6%                    35.1%
---------------------------------------------------------------------------- ------------------------------------------

U.S. R&M                             42.0%    36.6%   36.7%   38.0%    37.3%    36.0%    35.0%                    35.3%
International R&M                    17.0%    19.8%   81.3%   19.8%    27.8%   -10.1%    24.3%                    15.5%
---------------------------------------------------------------------------- ------------------------------------------
Total R&M                            37.5%    34.4%   38.7%   35.1%    36.3%    29.8%    33.1%                    32.0%
---------------------------------------------------------------------------- ------------------------------------------

LUKOIL Investment                     3.1%     2.8%    1.8%    2.9%     2.5%     2.3%     3.0%                     2.7%

Chemicals                            28.7%    23.1%   25.7%   23.4%    25.7%    23.4%    15.0%                    19.8%

Emerging Businesses                  11.1%    40.0%   21.4%   27.3%    -7.1%    66.7%    40.0%                    43.5%

Corporate and Other                  11.6%    16.9%   29.2%   28.5%    22.9%     7.6%    18.8%                    13.5%

---------------------------------------------------------------------------- ------------------------------------------
Consolidated                         43.2%    40.3%   51.2%   46.0%    45.1%    41.5%    91.4%                    59.9%
============================================================================ ==========================================

                                                                                                    Page 2 of 12

ConocoPhillips

                       CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                 Millions of Dollars
                               ---------------------------------------------------------------------------------------
                                                  2006                                         2007
                               -------------------------------------------  ------------------------------------------
                               1st Qtr 2nd Qtr   3rd Qtr 4th Qtr    YTD     1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                               ===========================================  ================================= ========
U.S. E&P
Gain (loss) on asset sales          -      15         -      33       48        36       11                        47
Impairments                         -     (26)        -     (10)     (36)        -        -                         -
Insurance premium adjustments      (2)      -        (5)     (4)     (11)        -        -                         -
Pending claims and settlements      -       -        18       -       18         -        -                         -
Business interruption insurance
 claims recovery                    -       -        15       -       15         -        -                         -
Enacted tax legislation             -       2         -       -        2         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                            (2)     (9)       28      19       36        36       11                        47
--------------------------------------------------------------------------  ------------------------------------------

International E&P
Gain (loss) on asset sales          -      25         -       -       25       407      (82)                      325
Insurance premium adjustments     (10)      -       (10)     (8)     (28)        -        -                         -
International tax law changes       -     401      (270)    (31)     100        38        -                        38
Impairment - expropriated
 assets                             -       -         -       -        -         -   (4,512)                   (4,512)
Impairments                         -       -        (4)   (104)    (108)      (88)     (33)                     (121)
Business interruption insurance
 claims recovery                    -       -        11       3       14         -        -                         -
Pending claims and settlements      -       -         -      25       25         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                           (10)    426      (273)   (115)      28       357   (4,627)                   (4,270)
--------------------------------------------------------------------------  ------------------------------------------

Total E&P                         (12)    417      (245)    (96)      64       393   (4,616)                   (4,223)
=========================================================================   ==========================================

Midstream
Business interruption insurance
 claims recovery                    -       -         -       5        5         -        -                         -
DCP Midstream's sale of TEPPCO
 general ptnr                       -       -        30       -       30         -        -                         -
Enacted tax legislation             -      (6)        -       -       (6)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                             -      (6)       30       5       29         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------

U.S. R&M
Gain (loss) on asset sales          -       -         -       -        -         -        -                         -
Impairments                         -       -       (35)   (192)    (227)      (13)       -                       (13)
Insurance premium adjustments      (6)      -        (7)     (6)     (19)        -        -                         -
Business interruption insurance
 claims recovery                    -       -       111       -      111         -        -                         -
Enacted tax legislation             -      34         -       -       34         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                            (6)     34        69    (198)    (101)      (13)       -                       (13)
--------------------------------------------------------------------------  ------------------------------------------

International R&M
Gain (loss) on asset sales          -       -         -       -        -         -      163                       163
Impairments                         -       -      (214)      -     (214)      148       (5)                      143
Insurance premium adjustments      (1)      -        (1)     (1)      (3)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                            (1)      -      (215)     (1)    (217)      148      158                       306
--------------------------------------------------------------------------  ------------------------------------------

Total R&M                          (7)     34      (146)   (199)    (318)      135      158                       293
=========================================================================   ==========================================

LUKOIL Investment
Ownership interest adjustment       -       -        23       -       23         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                             -       -        23       -       23         -        -                         -
--------------------------------------------------------------------------  ------------------------------------------

Chemicals
Business interruption insurance
 claims recovery                    -       -         7      13       20         -        -                         -
Asset retirements recorded by
 CPChem                             -       -         -     (16)     (16)        -      (21)                      (21)
Enacted tax legislation             -      (5)        -       -       (5)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                             -      (5)        7      (3)      (1)        -      (21)                      (21)
--------------------------------------------------------------------------  ------------------------------------------

Emerging Businesses
Property write-down                 -     (14)        -       -      (14)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                             -     (14)        -       -      (14)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------

Corporate and Other
Acquisition-related expenses       (5)    (39)      (32)    (22)     (98)      (13)     (16)                      (29)
Premium on early debt
 retirement                         -       -         -       -        -       (14)       -                       (14)
Pending claims and settlements    (15)      -         -       -      (15)        -        -                         -
Canada tax law change               -     (10)        -       -      (10)        -        -                         -
--------------------------------------------------------------------------  ------------------------------------------
  Total                           (20)    (49)      (32)    (22)    (123)      (27)     (16)                      (43)
--------------------------------------------------------------------------  ------------------------------------------

Total Company                     (39)    377      (363)   (315)    (340)      501   (4,495)                   (3,994)
=========================================================================   ==========================================

                                                                                                    Page 3 of 12

ConocoPhillips

                                               CASH FLOW INFORMATION

                                                               Millions of Dollars
                               -------------------------------------------------------------------------------------
                                                  2006                                       2007
                               ------------------------------------------  -----------------------------------------
                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                               ==========================================  =========================================

Cash Flows from Operating
 Activities
  Net income                      3,291   5,186   3,876   3,197   15,550     3,546     301                    3,847
  DD&A and impairments            1,180   2,015   2,404   2,368    7,967     2,023   2,114                    4,137
  Impairment - expropriated
   assets                             -       -       -       -        -         -   4,588                    4,588
  Dry hole costs and leasehold
   impairments                       38      47      56     210      351       148     133                      281
  Accretion on discounted
   liabilities                       60      73      74      74      281        79      81                      160
  Deferred income taxes             168    (390)    495     (56)     217        77     103                      180
  Undistributed equity earnings     (67)   (687)   (253)     62     (945)     (557)   (678)                  (1,235)
  Net gain on asset
   dispositions                      (3)    (53)     (8)    (52)    (116)     (499)   (428)                    (927)
  Other                            (203)    189    (282)     95     (201)      (94)    182                       88
  Net working capital changes       336  (1,536)   (127)   (261)  (1,588)    2,150  (1,630)                     520
-------------------------------------------------------------------------  -----------------------------------------
Net Cash Provided by
  Operating Activities            4,800   4,844   6,235   5,637   21,516     6,873   4,766                   11,639
=========================================================================  =========================================

Cash Flows from Investing
 Activities
  Capital expenditures and
   investments*:
    E&P                          (2,206) (2,172) (2,454) (2,681)  (9,513)   (2,570) (2,148)                  (4,718)
    Midstream                        (1)     (1)      -      (2)      (4)        -      (2)                      (2)
    R&M                          (1,635)   (475)   (374)   (532)  (3,016)     (205)   (271)                    (476)
    LUKOIL Investment              (612)   (648)   (702)   (753)  (2,715)        -       -                        -
    Chemicals                         -       -       -       -        -         -       -                        -
    Emerging Businesses             (12)    (28)     (6)    (37)     (83)      (31)    (34)                     (65)
    Corporate and Other             (48)    (78)    (61)    (78)    (265)      (41)    (45)                     (86)
-------------------------------------------------------------------------  -----------------------------------------
      Total capital expend. &
       investments               (4,514) (3,402) (3,597) (4,083) (15,596)   (2,847) (2,500)                  (5,347)
  Acquisition of Burlington
   Resources Inc.*              (14,190)    (94)     (1)      -  (14,285)        -       -                        -
  Proceeds from asset
   dispositions                       5      68     173     299      545     1,343     872                    2,215

  Long-term advances
   to/collections from
   affiliates and other
   investments                     (115)   (151)   (251)   (140)    (657)     (144)    (97)                    (241)
-------------------------------------------------------------------------  -----------------------------------------
Net Cash Used for Investing
 Activities                     (18,814) (3,579) (3,676) (3,924) (29,993)   (1,648) (1,725)                  (3,373)
=========================================================================  =========================================

Cash Flows from Financing
 Activities
  Net issuance (repayment) of
   debt                          15,324  (2,756) (1,630)   (706)  10,232    (3,491)   (865)                  (4,356)
  Issuance of stock                  40      64      41      75      220        40     141                      181
  Repurchase of stock                 -    (425)   (250)   (250)    (925)   (1,000) (1,000)                  (2,000)
  Dividends                        (496)   (595)   (593)   (593)  (2,277)     (674)   (668)                  (1,342)
  Other                             (27)    (20)    (76)    (62)    (185)      (49)   (104)                    (153)
-------------------------------------------------------------------------  -----------------------------------------
Net Cash Provided by (Used for)
 Financing Activities            14,841  (3,732) (2,508) (1,536)   7,065    (5,174) (2,496)                  (7,670)
=========================================================================  =========================================

Effect of Exchange Rate Changes     (33)    113      (9)    (56)      15        (8)      6                       (2)
-------------------------------------------------------------------------  -----------------------------------------

Net Change in Cash
  and Cash Equivalents              794  (2,354)     42     121   (1,397)       43     551                      594
Cash and cash equivalents
 at beginning of period           2,214   3,008     654     696    2,214       817     860                      817
-------------------------------------------------------------------------  -----------------------------------------
Cash and Cash Equivalents
 at End of Period                 3,008     654     696     817      817       860   1,411                    1,411
=========================================================================  =========================================
* Net of cash acquired.

                                                                                                    Page 4 of 12

ConocoPhillips

                                                               TOTAL E&P

                                                 2006                                       2007
                               ----------------------------------------  ------------------------------------------
                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD     1st Qtr  2nd Qtr 3rd Qtr 4th Qtr    YTD
                               ========================================  ==========================================

E&P Net Income ($ Millions)      2,553   3,304   1,904   2,087   9,848     2,329  (2,404)                      (75)
=======================================================================  ==========================================

Production
Total, Including Equity
 Affiliates and Canadian
 Syncrude (MBOE/D)               1,610   2,134   2,036   2,047   1,957     2,020   1,910                     1,963
-----------------------------------------------------------------------  ------------------------------------------
E&P segment plus LUKOIL
 Investment segment:             1,932   2,537   2,472   2,485   2,358     2,465   2,383                     2,423
-----------------------------------------------------------------------  ------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                     777     924     865     859     856       840     760                       799
  Equity affiliates                126     121     104     113     116       120     128                       124
-----------------------------------------------------------------------  ------------------------------------------
    Total                          903   1,045     969     972     972       960     888                       923
=======================================================================  ==========================================
Sales of crude oil produced
 (MB/D)                            913   1,040     953     988     973       949     876                       912
-----------------------------------------------------------------------  ------------------------------------------

Natural Gas Liquids (MB/D)          97     152     146     150     136       150     145                       147
-----------------------------------------------------------------------  ------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                   3,554   5,498   5,379   5,387   4,961     5,313   5,124                     5,218
  Equity affiliates                 11      10       8       7       9         9       9                         9
-----------------------------------------------------------------------  ------------------------------------------
    Total                        3,565   5,508   5,387   5,394   4,970     5,322   5,133                     5,227
=======================================================================  ==========================================

Canadian Syncrude (MB/D)            16      19      23      26      21        23      21                        22
-----------------------------------------------------------------------  ------------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                       63.28   70.40   70.38   59.94   66.00     57.99   64.89                     61.44
  Brent dated                    61.75   69.62   69.49   59.68   65.14     57.76   68.76                     63.26
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month     9.01    6.80    6.58    6.56    7.24      6.77    7.55                      7.16
-----------------------------------------------------------------------  ------------------------------------------

Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Consolidated                   58.97   65.89   67.37   56.87   62.39     55.17   64.55                     59.61
  Equity affiliates              43.38   52.28   46.98   41.79   46.01     40.02   47.74                     44.24
  Total                          56.63   64.34   65.04   55.10   60.37     53.38   61.97                     57.53
-----------------------------------------------------------------------  ------------------------------------------

Natural Gas Liquids
 ($/bbl)                         43.13   41.75   43.62   38.23   41.50     38.56   44.80                     41.60
-----------------------------------------------------------------------  ------------------------------------------

Natural Gas ($/mcf)
  Consolidated                    7.26    5.86    5.92    6.13    6.20      6.36    6.45                      6.41
  Equity affiliates               0.23    0.36    0.32    0.32    0.30      0.48    0.37                      0.42
  Total                           7.24    5.85    5.91    6.12    6.19      6.35    6.44                      6.40
-----------------------------------------------------------------------  ------------------------------------------

Exploration Charges
 ($ Millions)
  Dry Holes                         19      15      18     142     194        62      74                       136
  Lease Impairments                 19      33      37      68     157        86      59                       145
-----------------------------------------------------------------------  ------------------------------------------
    Total Non-Cash Charges          38      48      55     210     351       148     133                       281
  Other (G&G and Lease Rentals)     74      86     142     181     483       114     126                       240
-----------------------------------------------------------------------  ------------------------------------------
Total Exploration Charges          112     134     197     391     834       262     259                       521
=======================================================================  ==========================================

Depreciation, Depletion and
 Amortization (DD&A)
 ($ Millions)                      910   1,659   1,860   1,703   6,132     1,802   1,790                     3,592
-----------------------------------------------------------------------  ------------------------------------------

                                                                                                    Page 5 of 12

ConocoPhillips

                                                                    U.S. E&P

                                                 2006                                      2007
                               ----------------------------------------  -----------------------------------------
                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                               ========================================  =========================================

U.S. E&P Net Income
 ($ Millions)                    1,181  1,300      995     872   4,348       916   1,055                    1,971
=======================================================================  =========================================

 Alaska ($ Millions)               692    760      425     470   2,347       507     535                    1,042
-----------------------------------------------------------------------  -----------------------------------------
 Lower 48 ($ Millions)             489    540      570     402   2,001       409     520                      929
-----------------------------------------------------------------------  -----------------------------------------

Production
Total U.S. (MBOE/D)                636    894      846     856     808       855     848                      852
-----------------------------------------------------------------------  -----------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                           283    279      234     257     263       276     267                      272
  Lower 48                          64    120      119     113     104       104     105                      104
-----------------------------------------------------------------------  -----------------------------------------
    Total                          347    399      353     370     367       380     372                      376
=======================================================================  =========================================
Sales of crude oil produced
 (MB/D)                            363    398      355     371     371       372     370                      371
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                            22     20       11      17      17        22      18                       20
  Lower 48                          29     70       75      72      62        68      71                       70
-----------------------------------------------------------------------  -----------------------------------------
    Total                           51     90       86      89      79        90      89                       90
=======================================================================  =========================================
 *Includes reinjection volumes
  sold lease-to-lease:              14     14        7       9      11        16      15                       16
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas (MMCF/D)
  Alaska                           163    163      123     131     145       122     100                      111
  Lower 48                       1,264  2,265    2,320   2,250   2,028     2,190   2,219                    2,205
-----------------------------------------------------------------------  -----------------------------------------
    Total                        1,427  2,428    2,443   2,381   2,173     2,312   2,319                    2,316
======================================================================   ========================================

Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Alaska
    North Slope                  52.92  59.89    62.85   51.11   56.47     48.83   56.31                    52.56
-----------------------------------------------------------------------  -----------------------------------------
    West Coast                   58.87  66.02    69.66   57.00   62.66     55.50   63.26                    59.38
-----------------------------------------------------------------------  -----------------------------------------
  Lower 48                       52.21  59.63    62.45   51.26   57.04     49.32   58.50                    53.95
-----------------------------------------------------------------------  -----------------------------------------
  Total U.S.                     57.70  64.09    67.25   55.26   61.09     53.78   61.91                    57.86
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                         58.88  65.25    67.12   57.03   61.06     55.27   63.52                    58.34
-------------------------------------- ------- ------- ------- -------   ------- ------- ------- ------- --------
  Lower 48                       38.20  38.29    41.34   34.51   38.10     36.46   43.29                    39.95
-----------------------------------------------------------------------  -----------------------------------------
  Total U.S.                     43.00  40.45    42.68   36.74   40.35     37.86   44.17                    41.04
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas ($/mcf)
  Alaska                          3.58   3.42     3.36    4.05    3.59      4.19    4.04                     4.12
-----------------------------------------------------------------------  -----------------------------------------
  Lower 48                        7.50   5.81     6.00    5.85    6.14      6.21    6.51                     6.36
-----------------------------------------------------------------------  -----------------------------------------
  Total U.S.                      7.42   5.78     5.98    5.84    6.11      6.19    6.49                     6.34
-----------------------------------------------------------------------  -----------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                  128    126      110      88     113       104      72                       88
-----------------------------------------------------------------------  -----------------------------------------
  Sales price per MCF             6.45   5.16     6.16    6.33    6.00      5.83    5.86                     5.84
-----------------------------------------------------------------------  -----------------------------------------

U.S. Exploration Charges ($
 Millions)
  Dry Holes                          8      3        8      67      86        13      36                       49
  Lease Impairments                  8     15       13      46      82        43      43                       86
-----------------------------------------------------------------------  -----------------------------------------
    Total Non-Cash Charges          16     18       21     113     168        56      79                      135
  Other (G&G and Lease Rentals)     14      1       66      55     136        26      40                       66
-----------------------------------------------------------------------  -----------------------------------------
Total U.S. Exploration Charges      30     19       87     168     304        82     119                      201
=======================================================================  =========================================
Alaska Only                         18     (7)      50      21      82        17      32                       49
-----------------------------------------------------------------------  -----------------------------------------

DD&A ($ Millions)
    Alaska                         132    135      137     151     555       168     167                      335
    Lower 48                       251    634      784     623   2,292       618     661                    1,279
-----------------------------------------------------------------------  -----------------------------------------
      Total U.S.                   383    769      921     774   2,847       786     828                    1,614
=======================================================================  =========================================

                                                                                                    Page 6 of 12

ConocoPhillips

                                                                   INTERNATIONAL E&P

                                                  2006                                       2007
                                ----------------------------------------  ------------------------------------------
                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD    1st Qtr 2nd Qtr  3rd Qtr 4th Qtr     YTD
                                ========================================  ==========================================
International E&P
  Net Income ($ Millions)         1,372   2,004     909   1,215   5,500     1,413  (3,459)                   (2,046)
========================================================================  ==========================================

Production

Total, Including Equity
 Affiliates and Canadian
 Syncrude (MBOE/D)                  974   1,240   1,190   1,191   1,149     1,165   1,062                     1,111
------------------------------------------------------------------------  ------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                          188     192     190     185     189       179     145                       162
    United Kingdom                   62      57      50      56      56        55      48                        52
    Canada                           22      27      26      27      25        21      19                        20
    China                            25      34      36      36      33        38      32                        35
    Indonesia                        14      14      11      10      12        13      13                        13
    Vietnam                          31      22      24      23      25        23      22                        22
    Timor Sea                        39      39      40      27      36        24      26                        25
    Libya                             -      74      71      56      50        45      47                        46
    Other                            49      66      64      69      63        62      36                        48
  Equity affiliates
    Canada                            -       -       -       -       -        23      28                        26
    Russia                           16      15      15      14      15        15      15                        15
    Venezuela                       110     106      89      99     101        82      85                        83
------------------------------------------------------------------------  ------------------------------------------
  Total                             556     646     616     602     605       580     516                       547
========================================================================  ==========================================
Sales of crude oil produced
 (MB/D)                             550     642     598     617     602       577     506                       541
------------------------------------------------------------------------  ------------------------------------------

Natural Gas Liquids (MB/D)
  Norway                             11       8       9       8       9         8       5                         7
  United Kingdom                      4       4       2       6       4         6       6                         5
  Canada                              9      30      28      31      25        31      28                        30
  Timor Sea                          20      20      20      15      18        12      14                        13
  Other                               2       -       1       1       1         3       3                         2
------------------------------------------------------------------------  ------------------------------------------
  Total                              46      62      60      61      57        60      56                        57
=======================================================================   ==========================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                          269     260     260     291     270       247     202                       225
    United Kingdom                  851     796     665     734     761       785     668                       726
    Canada                          424   1,204   1,154   1,140     983     1,152   1,133                     1,142
    China                             -      10       8       9       7        11      12                        11
    Timor Sea                       144     251     300     243     235       243     250                       247
    Indonesia                       294     323     342     315     319       331     329                       330
    Vietnam                          24      19      20      20      21        15      12                        13
    Libya                             -       -       -      17       4         5       9                         7
    Other                           121     207     187     237     188       212     190                       201
  Equity affiliates
    Canada                            -       -       -       -       -         -       -                         -
    Russia                            -       -       -       -       -         -       -                         -
    Venezuela                        11      10       8       7       9         9       9                         9
------------------------------------------------------------------------  ------------------------------------------
    Total                         2,138   3,080   2,944   3,013   2,797     3,010   2,814                     2,911
========================================================================  ==========================================

Canadian Syncrude
 (MB/D)                              16      19      23      26      21        23      21                        22
------------------------------------------------------------------------  ------------------------------------------

Darwin, Australia LNG Sales
 (MMCF/D)                           136     305     411     382     310       388     449                       419
------------------------------------------------------------------------  ------------------------------------------

                                                                                                    Page 7 of 12

ConocoPhillips

                                                          INTERNATIONAL E&P (continued)

                                                 2006                                      2007
                               ----------------------------------------  -----------------------------------------
                               1st Qtr 2nd Qtr  3rd Qtr 4th Qtr   YTD    1st Qtr  2nd Qtr  3rd Qtr 4th Qtr   YTD
                               ========================================  =========================================

Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Consolidated
    Norway                       61.36   68.64   68.48   60.07   64.61     57.36   67.50                    61.32
United Kingdom                   59.13   65.32   64.67   58.71   62.08     55.52   66.99                    62.30
    Canada                       44.28   60.86   61.00   49.28   54.25     48.70   58.42                    53.36
    China                        57.90   66.68   64.68   51.06   60.00     54.93   66.39                    59.69
    Indonesia                    57.94   58.15   62.69   52.21   57.80     54.66   65.46                    60.06
    Vietnam                      62.34   68.53   71.35   56.77   64.75     57.88   67.03                    62.23
    Timor Sea                    60.37   66.98   66.84   57.27   63.21     59.15   73.51                    66.43
    Libya                            -   68.07   67.75   58.19   65.11     56.19   67.39                    61.76
    Other                        62.95   69.20   70.39   60.92   65.85     55.73   67.71                    60.37
Equity affiliates
    Canada                           -       -       -       -       -     32.46   32.46                    32.46
    Russia                       40.86   46.87   48.29   36.86   43.20     37.92   50.25                    44.78
    Venezuela                    43.71   53.03   46.78   42.48   46.40     42.54   51.54                    47.46
  Total                          55.92   64.50   63.73   55.00   59.92     53.12   62.02                    57.31
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas Liquids
 ($/bbl)
  Norway                         42.55   40.99   43.91   39.46   41.61     38.82   45.72                    41.61
  United Kingdom                 35.39   34.87   38.51   22.38   31.29     34.93   39.34                    36.92
  Canada                         46.21   46.73   46.16   43.87   45.62     41.15   46.82                    43.87
  Timor Sea                      46.68   41.35   45.63   41.62   43.95     44.13   49.43                    46.60
  Other                           8.11    8.09    8.11    8.25    8.15      8.32   29.42                    18.86
  Total                          43.25   43.28   44.89   40.25   42.89     39.38   45.64                    42.30
-----------------------------------------------------------------------  -----------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                        7.28    7.09    7.48    8.58    7.61      7.00    7.10                     7.04
United Kingdom                    8.81    6.84    7.08    8.52    7.85      8.14    7.23                     7.72
    Canada                        6.28    5.47    5.43    5.91    5.67      6.38    6.60                     6.49
    China                            -    1.90    4.11    2.80    2.87      2.64    2.74                     2.69
    Timor Sea                     0.67    0.65    0.69    0.74    0.69      0.76    0.68                     0.72
    Indonesia                     7.45    7.53    6.71    5.78    6.86      6.04    6.99                     6.52
    Vietnam                       1.07    1.07    1.07    1.05    1.06      1.10    1.09                     1.09
    Libya                            -       -       -    0.09    0.09      0.07    0.09                     0.08
    Other                         0.82    2.57    2.04    2.02    1.98      2.71    2.53                     2.62
Equity affiliates
    Canada                           -       -       -       -       -         -       -                        -
    Russia                           -       -       -       -       -         -       -                        -
    Venezuela                     0.23    0.36    0.32    0.32    0.30      0.29    0.30                     0.30
  Total                           7.13    5.90    5.85    6.36    6.25      6.47    6.40                     6.44
-----------------------------------------------------------------------  -----------------------------------------

International Exploration
 Charges ($ Millions)
  Dry Holes                         11      12      10      75     108        49      38                       87
  Lease Impairments                 11      18      24      22      75        43      16                       59
-----------------------------------------------------------------------  -----------------------------------------
    Total Non-Cash Charges          22      30      34      97     183        92      54                      146
  Other (G&G and Lease Rentals)     60      85      76     126     347        88      86                      174
-----------------------------------------------------------------------  -----------------------------------------
Total International Exploration
 Charges                            82     115     110     223     530       180     140                      320
=======================================================================  =========================================

DD&A ($ Millions)                  527     890     939     929   3,285     1,016     962                    1,978
-----------------------------------------------------------------------  -----------------------------------------

                                                                                                    Page 8 of 12

ConocoPhillips

                                                                               R&M

                                                            2006                                     2007
                                          --------------------------------------  --------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                          ======================================  ======================================

R&M Net Income ($ Millions)                  390   1,708   1,464     919  4,481    1,136   2,358                  3,494
================================================================================  ======================================

United States ($ Millions)                   297   1,433   1,444     741  3,915      896   1,879                  2,775
--------------------------------------------------------------------------------  --------------------------------------
International ($ Millions)                    93     275      20     178    566      240     479                    719
--------------------------------------------------------------------------------  --------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)        7.52   15.21   10.54    7.86  10.28    11.81   22.57                  17.19
U.S. Gulf Coast Crack Spread ($/bbl)        8.28   17.26   11.00    6.77  10.83    10.06   24.28                  17.17
U.S. Group Central Crack Spread ($/bbl)     9.81   19.60   17.75   10.11  14.32    14.84   31.26                  23.05
U.S. West Coast Crack Spread ($/bbl)       18.87   32.47   21.70   20.36  23.35    28.68   34.32                  31.50
U.S. Weighted 3:2:1 Crack Spread ($/bbl)   10.56   20.39   14.86   10.49  14.07    15.30   27.56                  21.43
NW Europe Crack Spread ($/bbl)             10.18   15.20   14.18   11.46  12.75    12.06   15.56                  13.81
Singapore 3:1:2 Crack Spread ($/bbl)       10.58   19.30   15.13   11.03  14.01    14.06   17.94                  16.00
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)   0.71    1.83    5.75    1.81   2.52     1.15    2.09                   1.62
--------------------------------------------------------------------------------  --------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                     10.18   17.23   14.10   11.39  13.29    11.87   19.59                  15.70
  International                             5.30    7.64    6.46    6.22   6.50     5.06    9.68                   7.42
--------------------------------------------------------------------------------  --------------------------------------
Marketing Margin ($/bbl)*
  U.S.                                      0.12    0.48    2.92    1.34   1.23     1.31    2.36                   1.84
  International                             6.07    6.67   11.17    9.50   8.38     7.08    7.68                   7.39
--------------------------------------------------------------------------------  --------------------------------------


DD&A ($ Millions)                            239     253     246     266  1,004      191     196                    387
--------------------------------------------------------------------------------  --------------------------------------

Turnaround Expense ($ Millions)              163     115      42      94    414       75      58                    133
--------------------------------------------------------------------------------  --------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                354     281     377     411    356      411     404                    407
Total Charge Input (MB/D)                    359     309     418     457    386      460     447                    453
Crude Oil Capacity Utilization (%)            84%     66%     89%     97%    84%      97%     96%                    96%
Clean Product Yield (%)                       90%     87%     88%     90%    89%      89%     86%                    87%
--------------------------------------------------------------------------------  --------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                529     681     730     737    670      744     709                    726
Total Charge Input (MB/D)                    587     777     822     812    750      823     790                    807
Crude Oil Capacity Utilization (%)            72%     93%    100%    101%    91%     102%     97%                    99%
Clean Product Yield (%)                       74%     81%     83%     80%    80%      81%     81%                    81%
--------------------------------------------------------------------------------  --------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                386     419     420     397    406      333     388                    361
Total Charge Input (MB/D)                    419     443     446     426    433      375     420                    398
Crude Oil Capacity Utilization (%)            94%    101%    102%     96%    98%      81%     94%                    87%
Clean Product Yield (%)                       79%     81%     80%     79%    80%      79%     79%                    79%
--------------------------------------------------------------------------------  --------------------------------------

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)                571     619     600     583    593      185     170                    178
Total Charge Input (MB/D)                    613     663     638     621    634      188     175                    182
Crude Oil Capacity Utilization (%)            89%     97%     94%     91%    93%      99%     91%                    95%
Clean Product Yield (%)                       84%     86%     85%     85%    85%      88%     93%                    91%
--------------------------------------------------------------------------------  --------------------------------------

Central U.S. - Equity Affiliates - Net
 Share**
Crude Oil Charge Input (MB/D)                  -       -       -       -      -      265     225                    245
Total Charge Input (MB/D)                      -       -       -       -      -      288     250                    269
Crude Oil Capacity Utilization (%)             -       -       -       -      -       96%     81%                    88%
Clean Product Yield (%)                        -       -       -       -      -       82%     85%                    83%
--------------------------------------------------------------------------------  --------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)              1,840   2,000   2,127   2,128  2,025    1,938   1,896                  1,917
Total Charge Input (MB/D)                  1,978   2,192   2,324   2,316  2,203    2,134   2,082                  2,109
Crude Oil Capacity Utilization (%)            83%     91%     96%     96%    92%      95%     93%                    94%
Clean Product Yield (%)                       81%     83%     84%     83%    83%      83%     83%                    83%
--------------------------------------------------------------------------------  --------------------------------------

Refined Products Production (MB/D)
Gasoline                                     890   1,031   1,084   1,061  1,017      962     957                    959
Distillates                                  684     764     821     824    774      762     736                    749
Other                                        414     403     429     440    422      428     394                    411
--------------------------------------------------------------------------------  --------------------------------------
  Total                                    1,988   2,198   2,334   2,325  2,213    2,152   2,087                  2,119
================================================================================  ======================================

Petroleum Products Sales (MB/D)
Gasoline                                   1,258   1,300   1,369   1,416  1,336    1,258   1,300                  1,279
Distillates                                  813     820     848     921    850      862     827                    845
Other                                        517     555     519     535    531      480     503                    491
--------------------------------------------------------------------------------  --------------------------------------
  Total                                    2,588   2,675   2,736   2,872  2,717    2,600   2,630                  2,615
================================================================================  ======================================
*  Represents marketing sales price less product costs for all distribution channels other than commercial product supply.
** Represents a 50 percent and 85 percent interest in the Wood River and Borger refineries, respectively. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

                                                                                                    Page 9 of 12
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

ConocoPhillips

                                                                          R&M (continued)

                                                          2006                                    2007
                                         --------------------------------------  ---------------------------------------
                                         1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                         ======================================  =======================================

International - Consolidated*
Crude Oil Charge Input (MB/D)               357     505     474     461    450      503     505                    504
Total Charge Input (MB/D)                   369     550     503     494    479      532     528                    530
Crude Oil Capacity Utilization (%)           94%     92%     86%     83%    88%      91%     92%                    91%
Clean Product Yield (%)                      71%     64%     69%     72%    69%      68%     67%                    67%
-------------------------------------------------------------------------------  ---------------------------------------

International - Equity Affiliates - Net
 Share**
Crude Oil Charge Input (MB/D)               133     144     143     144    141      120     145                    133
Total Charge Input (MB/D)                   137     149     149     147    145      121     146                    134
Crude Oil Capacity Utilization (%)           94%    102%    102%    102%   100%      83%    101%                    92%
Clean Product Yield (%)                      82%     82%     81%     80%    81%      77%     79%                    78%
-------------------------------------------------------------------------------  ---------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)               490     649     617     605    591      623     650                    637
Total Charge Input (MB/D)                   506     699     652     641    624      653     674                    664
Crude Oil Capacity Utilization (%)           94%     94%     89%     87%    91%      90%     93%                    92%
Clean Product Yield (%)                      74%     68%     72%     74%    72%      70%     69%                    69%
-------------------------------------------------------------------------------  ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                    142     165     165     172    161      160     159                    159
Distillates                                 228     297     288     291    276      289     302                    296
Other                                       130     233     190     170    181      195     203                    199
-------------------------------------------------------------------------------  ---------------------------------------
  Total                                     500     695     643     633    618      644     664                    654
===============================================================================  =======================================

Petroleum Products Sales (MB/D)
Gasoline                                    197     225     204     186    203      176     186                    181
Distillates                                 339     397     374     399    377      381     379                    380
Other                                       159     249     171     135    179      156     174                    165
-------------------------------------------------------------------------------  ---------------------------------------
  Total                                     695     871     749     720    759      713     739                    726
===============================================================================  =======================================


Worldwide - Including Net Share of
 Equity Affiliates
Crude Oil Charge Input (MB/D)             2,330   2,649   2,744   2,733  2,616    2,561   2,546                  2,554
Total Charge Input (MB/D)                 2,484   2,891   2,976   2,957  2,827    2,787   2,756                  2,773
Crude Oil Capacity Utilization (%)           85%     91%     95%     94%    92%      94%     93%                    94%
Clean Product Yield (%)                      79%     80%     81%     81%    80%      80%     80%                    80%
-------------------------------------------------------------------------------  ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                  1,032   1,196   1,249   1,233  1,178    1,122   1,116                  1,118
Distillates                                 912   1,061   1,109   1,115  1,050    1,051   1,038                  1,045
Other                                       544     636     619     610    603      623     597                    610
-------------------------------------------------------------------------------  ---------------------------------------
  Total                                   2,488   2,893   2,977   2,958  2,831    2,796   2,751                  2,773
===============================================================================  =======================================

Petroleum Products Sales (MB/D)
Gasoline                                  1,455   1,525   1,573   1,602  1,539    1,434   1,486                  1,460
Distillates                               1,152   1,217   1,222   1,320  1,227    1,243   1,206                  1,225
Other                                       676     804     690     670    710      636     677                    656
-------------------------------------------------------------------------------  ---------------------------------------
  Total                                   3,283   3,546   3,485   3,592  3,476    3,313   3,369                  3,341
===============================================================================  =======================================
*  Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective
   March 1, 2006, our Wilhelmshaven refinery in Germany.
** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.

                                                                                                    Page 10 of 12
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

ConocoPhillips

                                                   LUKOIL INVESTMENT

                                                            2006                                   2007
                                            -------------------------------------  -------------------------------------
                                            1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                            =====================================  =====================================
LUKOIL Investment
  Net Income ($ Millions)                       249     387     487     302 1,425      256     526                   782
=================================================================================  =====================================

Upstream
Production*
Net crude oil production (MB/D)                 306     346     388     397   360      393     427                   411
Net natural gas production (MMCF/D)              98     343     288     247   244      309     278                   293
BOE Total (MBOE/D)                              322     403     436     438   401      445     473                   460
---------------------------------------------------------------------------------  -------------------------------------
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)             58.25   64.85   65.81   56.48 61.35    53.96   65.30                 59.72
---------------------------------------------------------------------------------  -------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                          163     168     164     220   179      219     184                   202
---------------------------------------------------------------------------------  -------------------------------------
* Represents our estimated net share of LUKOIL's crude processed.



                                                       MIDSTREAM

                                                            2006                                   2007
                                            -------------------------------------  -------------------------------------
                                            1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                            =====================================  =====================================


Midstream Net Income ($ Millions)               110     108     169      89   476       85     102                   187
=================================================================================  =====================================

U.S. Equity Affiliate ($ Millions)*              93      91     128      73   385       50      76                   126
---------------------------------------------------------------------------------  -------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                  23      22      23      21    22       15      23                    19
  International                                   -       -       -       -     -        -       -                     -
Equity Affiliates
  United States*                                178     183     180     181   181      174     181                   177
  International                                   6       6       7       7     6        8       7                     8
---------------------------------------------------------------------------------  -------------------------------------
Total                                           207     211     210     209   209      197     211                   204
=================================================================================  =====================================
 * Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*                                  141     125     124     136   131      161     163                   162
International                                    11      14      14      12    13       13      13                    13
---------------------------------------------------------------------------------  -------------------------------------
Total                                           152     139     138     148   144      174     176                   175
=================================================================================  =====================================
 * Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                37.64   41.73   44.10   37.41 40.22    37.73   45.19                 41.46
  DCP Midstream                               37.29   41.18   43.00   36.34 39.45    36.55   44.30                 40.43
---------------------------------------------------------------------------------  -------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                                 7       8       7       7    29        4       3                     7
---------------------------------------------------------------------------------  -------------------------------------

                                                                                                    Page 11 of 12

ConocoPhillips

                                                       CHEMICALS

                                                         2006                                     2007
                                        ---------------------------------------  ---------------------------------------
                                        1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                        =======================================  =======================================
Chemicals
  Net Income (Loss) ($ Millions)           149     103     142      98     492       82      68                     150
===============================================================================  =======================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin             20.5    14.3    17.0    16.0    17.0     11.1    10.8                    11.0
HDPE industry contract sales margin       15.9    14.0    13.9    11.9    13.9     13.5    14.6                    14.1
Styrene industry contract sales margin    12.5    11.9    11.3    11.5    11.8     11.1    11.6                    11.4
-------------------------------------------------------------------------------  ---------------------------------------
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.


                                                  EMERGING BUSINESSES

                                                         2006                                     2007
                                        ---------------------------------------  ---------------------------------------
                                        1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                        =======================================  =======================================
Emerging Businesses
  Net Income (Loss) ($ Millions)             8     (12)     11       8      15       (1)    (12)                    (13)
===============================================================================  =======================================

Detail of Net Income (Loss) ($ Millions)
Power                                       31       3      26      22      82       13      (1)                     12
Other                                      (23)    (15)    (15)    (14)    (67)     (14)    (11)                    (25)
-------------------------------------------------------------------------------  ---------------------------------------
Total                                        8     (12)     11       8      15       (1)    (12)                    (13)
===============================================================================  =======================================


                                                  CORPORATE AND OTHER

                                                         2006                                     2007
                                        ---------------------------------------  ---------------------------------------
                                        1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                        =======================================  =======================================
Corporate and Other
  Net Income (Loss) ($ Millions)          (168)   (412)   (301)   (306) (1,187)    (341)   (337)                   (678)
===============================================================================  =======================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                       (93)   (267)   (242)   (268)   (870)    (244)   (224)                   (468)
Corporate overhead                         (26)    (39)    (35)    (33)   (133)     (23)    (54)                    (77)
Acquisition-related expenses                (5)    (39)    (32)    (22)    (98)     (13)    (16)                    (29)
Other                                      (44)    (67)      8      17     (86)     (61)    (43)                   (104)
-------------------------------------------------------------------------------  ---------------------------------------
Total                                     (168)   (412)   (301)   (306) (1,187)    (341)   (337)                   (678)
===============================================================================  =======================================


Before-Tax Net Interest Expense
 ($ Millions)
Interest expense                          (226)   (468)   (417)   (434) (1,545)    (395)   (411)                   (806)
Capitalized interest                       111     107     110     130     458      135     139                     274
Interest revenue                            30      35      38       2     105       31      24                      55
Premium on early debt retirement             -       -       -       -       -      (17)      -                     (17)
-------------------------------------------------------------------------------  ---------------------------------------
                                           (85)   (326)   (269)   (302)   (982)    (246)   (248)                   (494)
===============================================================================  =======================================

Debt
Total Debt ($ Millions)                 32,193  29,510  27,807  27,134  27,134   23,668  22,812                  22,812
Debt-to-Capital Ratio                       30%     27%     25%     24%     24%      22%     21%                     21%
-------------------------------------------------------------------------------  ---------------------------------------

                                                                                                    Page 12 of 12
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